UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2007


                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  001-31271                11-2650500
-------------------------------       ---------                ----------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)      file number)          Identification No.)

 1983 Marcus Avenue, Lake Success, New York                      11042
-------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)

                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On May 31, 2007, Daniel M. Pess, Senior Vice President - Finance, Chief Financial Officer, and Treasurer of the Company, resigned from his positions with us effective at the end of the day on June 1, 2007 to pursue other opportunities.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2007                   ATC HEALTHCARE, INC.

                                      By:  /s/ David Savitsky
                                         --------------------

                                      David Savitsky
                                      Chief Executive Officer








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